                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated October 14, 1998, included in this Form 11-K, into the Company's previously filed registration statements on Form S-8 (File No. 333-36735 and File No. 333-39581).


                                            /s/ Arthur Andersen LLP


Washington, D.C.
October 14, 1998